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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 14, 2001


                           EDGEWATER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-20971              71-0788538
(State of other jurisdiction of   (Commission File Number)   (I.R.S. Employer
       incorporation)                                        Identification No.)

       302 East Millsap Road
       Fayetteville, Arkansas                                     72703
(Address of principal executive offices)                       (Zip Code)

     Registrant's telephone number, including area code:   (501) 973-6000

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Item 5.  Other Events

     On March 14, 2001, the stockholders of Edgewater Technology, Inc. (the "Company") approved the sale of its Clinforce clinical trials staffing and support service business to Cross Country TravCorps, Inc. in accordance with the Stock Purchase Agreement dated as of December 15, 2000 (the "Transaction"). Of the 7,189,950 shares, or 57.6% of the Company's outstanding stock on the record date, that voted on the Transaction, 6,928,707 shares, or 96.3% of the shares that voted, voted in favor of the Transaction.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EDGEWATER TECHNOLOGY, INC.
                                            (Registrant)

Dated: March 14, 2001                     By:  /s/ Terry Bellora
                                               -----------------------------
                                                   Terry Bellora
                                                   Chief Financial Officer